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                                  EXHIBIT 10.3




                                 AMENDMENT NO. 3
                             TO EMPLOYMENT AGREEMENT

     THIS AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT (the "Amendment") is made and entered into at Santa Barbara, California, on the date hereinafter set forth by and between DANIEL R. DOIRON, PH.D. (hereinafter referred to as the "Employee") and PDT SYSTEMS, INC., a California Corporation (hereinafter referred to as the "Employer").

WHEREAS:

     A. The Employer and the Employee are parties to an Employment Agreement effective as of AUGUST 1, 1992, and Amendments No. 1 and 2 thereto (the "Employment Agreement").

     B. The parties hereto wish to amend the Employment Agreement in certain respects.

     NOW,   THEREFORE,   in   consideration   of  the  premises,   promises  and
representations hereinafter contained, it is agreed as follows:

     1. Effective DECEMBER 9, 1996, the expiration dates of the Options listed on Exhibit B attached hereto are amended to be ten (10) years from the date of grant, or upon termination of employment, which ever occurs first.

     2. Effective JANUARY 1, 1997, the section entitled EMPLOYEE COMPENSATION on Exhibit A to the Employment Agreement is hereby amended to read as follows:

     EMPLOYEE COMPENSATION

     ONE HUNDRED FIFTY EIGHT THOUSAND FOUR HUNDRED DOLLARS ($158,400) PER ANNUM.

     3. In all other respects, the Employment Agreement is hereby ratified, confirmed and approved in its entirety.






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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on this
10th day of January, 1997.

                                  EMPLOYER:
                                  PDT SYSTEMS, INC.
                                  a California Corporation

                                  By: /S/ GARY S. KLEDZIK, PH.D.
                                  ------------------------------
                                  Gary S. Kledzik, Ph.D.
                                  Chairman


                                  EMPLOYEE:
                                  /S/ DANIEL R. DOIRON, PH.D.
                                  ---------------------------
                                  Daniel R. Doiron, Ph.D.